SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) December 13, 2000


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




        Delaware                     0-16014                  23-2417713
    (State or other           (Commission File Number)      (IRS Employer
    jurisdiction of                                       Identification No.)
    incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830


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Item 5.  Other Events.

In a press release dated December 18, 2000, titled "ADELPHIA COMMUNICATIONS CORPORATION REVISES FINANCIAL RESULTS TO REFLECT GAIN ON APRIL 1998 CABLE SYSTEMS SWAP - THE RESTATEMENT RESULTS IN NO CHANGE TO REVENUE, EBITDA, INTEREST EXPENSE OR CAPITAL SPENDING", Adelphia Communications Corporation announced that the Company was restating its financial statements for the nine months ended December 31, 1998, the year ended December 31, 1999 and the nine months ended September 30, 2000 to revise its accounting treatment for an April 1998 swap of cable systems.

The Company will be filing amendments to its Annual Report on Form 10-K for the year ended December 31, 1999 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 to include restated financial statements for the nine months ended December 31, 1998, the fiscal year ended December 31, 1999, and the first three quarterly and year to date periods in 2000, as applicable. A copy of the above mentioned press release is incorporated by reference herein, and is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 99.01.

Adelphia also announced news regarding the Company and its subsidiary, Adelphia Business Solutions, Inc., in press releases issued on December 13, 2000 and December 14, 2000, copies of which are incorporated herein by reference and attached to this Form 8-K as Exhibits 99.02 and 99.03.

Item 7.  Financial Statements and Exhibits

Exhibit No.                       Description

99.01           Press Release dated December 18, 2000 (Filed Herewith).
99.02           Press Release dated December 13, 2000 (Filed Herewith).
99.03           Press Release dated December 14, 2000 (Filed Herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2000          ADELPHIA COMMUNICATIONS CORPORATION
                                              (Registrant)

                                   By:   /s/ Timothy J. Rigas

                                         Timothy J. Rigas
                                         Executive Vice President, Treasurer
                                         and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                              Description

99.01           Press Release dated December 18, 2000 (Filed Herewith).
99.02           Press Release dated December 13, 2000 (Filed Herewith).
99.03           Press Release dated December 14, 2000 (Filed Herewith).